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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

                       November 1, 2002 (October 30, 2002)
                Date of Report (Date of earliest event reported)


                            TYLER TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       1-10485                    75-2303920
 (State or other                  (Commission               (I.R.S. Employer
 jurisdiction of                  File Number)             Identification No.)
incorporation or
  organization)


                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
                               -------------------
                    (Address of principal executive offices)

                                 (214) 547-4000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

On October 31, 2002, Tyler Technologies, Inc. issued the news release attached hereto as Exhibit 99.3, which news release is incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

(c)      Exhibits

         99.3 News Release issued by Tyler Technologies, Inc. dated October 31, 2002.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TYLER TECHNOLOGIES, INC.




Date:    November 1, 2002              By: /s/ Theodore L. Bathurst
                                           ------------------------------------
                                           Theodore L. Bathurst
                                           Vice President and Chief Financial
                                           Officer (principal financial officer)




Date:    November 1, 2002              By: /s/ Terri L. Alford
                                           ------------------------------------
                                           Terri L. Alford
                                           Controller
                                           (principal accounting officer)


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                                 EXHIBIT INDEX




EXHIBIT
NUMBER         DESCRIPTION
--------       -----------
99.3           News Release issued by Tyler Technologies, Inc. dated October 31,
               2002.
